Exhibit 99.1

Joint Press Release

FREYR and Alussa Energy Acquisition Corp. Provide a Transaction Update

NEW YORK, NY and OSLO, Norway, March 26, 2021 -- FREYR AS, (the “Company” or “FREYR”), a Norway-based developer of clean, next-generation battery cell production capacity, announced on January 29, 2021 that it will become a publicly listed company through a business combination (the “Transaction”) with Alussa Energy Acquisition Corp. (“Alussa Energy”) (NYSE: ALUS), a Cayman Islands exempted, publicly listed special purpose acquisition company (“SPAC”).

Today, FREYR and Alussa Energy provide an update to the market on certain aspects of the Transaction:

●	Alussa Energy announced today that FREYR Battery, a newly-formed holding company incorporated under the laws of Luxembourg (“Pubco”), has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus, in connection with its announced proposed business combination with FREYR. The Registration Statement is not yet effective and remains subject to finalization. Alussa Energy, FREYR and Pubco urge investors, shareholders and other interested persons to read the Registration Statement (as the same may be amended and restated from time to time), including the preliminary proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed Transaction, as these materials will contain important information about FREYR, Alussa Energy and the proposed Transaction.

●	FREYR Battery previously confidentially submitted a draft registration statement on Form S-4 to the SEC on February 16, 2021.

●	The Transaction will raise an estimated $850 million in equity proceeds to the Company, assuming no redemptions by Alussa Energy shareholders and including a $600 million fully committed Private Investment in Public Equity anchored by strategic and institutional investors, including Koch Strategic Platforms, Glencore, Fidelity Management & Research, Franklin Templeton, Sylebra Capital and Van Eck Associates Corporation. As stipulated in the Business Combination Agreement associated with the Transaction, Alussa Energy and Pubco shall collectively have a minimum cash condition of at least $400 million in the aggregate in cash and cash equivalents as one of the conditions to consummate the Transaction.

●	The Transaction is expected to fully fund the equity capital requirements of FREYR to develop up to 43 GWh of clean battery cell manufacturing capacity in Norway by 2025 based on both 24M Technologies’ (“24M”) disruptive, innovative design and process technologies and traditional technologies. Beginning with its Pilot/Customer Qualification Plant, FREYR’s plan for phased development of Gigafactories is intended to position the Company as one of Europe’s largest battery cell suppliers through its mission and vision to deliver some of the world’s cleanest and most cost-effective batteries.

●	On February 16, 2021, FREYR shareholders approved the Transaction.

●	Alussa Energy anticipates that it will hold an Extraordinary General Meeting (the “Alussa Special Meeting”) to consider matters relating to the proposed Transaction promptly after the Registration Statement is declared effective and the proxy statement/prospectus is mailed to the shareholders of Alussa Energy. Subject to the finalization of the Registration Statement and declaring the Registration Statement effective, Alussa Energy expects the Alussa Special Meeting to take place between the second half of April and first half of May 2021. The Alussa Special Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast.

Subject to closing conditions being met, the combined company will be named FREYR Battery AS and its ordinary shares are expected to start trading on the New York Stock Exchange under the ticker symbol FREY upon closing, expected in the second quarter of 2021.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

Contact Information

FREYR

Steffen Føreid, CFO, +47 9755 7406, steffen.foreid@freyrbattery.com

Harald Bjørland, Investor Relations, +47 908 58 221, harald.bjorland@freyrbattery.com

Hilde Rønningsen, Director of Communications, +47 453 97 184, hilde.ronningsen@freyrbattery.com

Alussa Energy

Chi Chow, Alussa Energy, Strategy & Investor Relations, +1 929-303-6514, cchow@alussaenergy.com

Forward-Looking Statements

The information in this press release includes forward-looking statements and information based on management’s expectations as of the date of this press release. All statements other than statements of historical facts, including statements regarding FREYR’s business strategy, anticipated business combination with Alussa Energy and the terms of such combination, anticipated benefits of FREYR’s technologies, projected production capacity are forward-looking statements and anticipated Transaction timeline. The words “may,” will,” “expect,” “plan,” “target,” or similar terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Alussa Energy & FREYR may not actually achieve the plans or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from current expectations, include Alussa Energy’s and FREYR’s ability to finalize the Registration Statement and have it declared effective by the SEC; compliance with the laws and regulations applicable to the Alussa Special Meeting; FREYR’s ability to execute on its business strategy and develop and increase production capacity in a cost-effective manner; changes adversely affecting the battery industry; the further development and success of competing technologies; the failure of 24M technology or FREYR’s batteries to perform as expected; and FREYR’s ability to complete the business combination with Alussa Energy on the currently expected terms or at all.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized.

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Alussa Energy and Pubco has and will file relevant materials with the SEC, including a Form S-4 registration statement filed by Pubco (the “S-4”), which includes a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed Business Combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. When available, the Proxy Statement contained in the S-4 and other relevant materials for the Transaction will be mailed to shareholders of Alussa Energy as of a record date to be established for voting on the proposed business combination and related matters. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

3